SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                          May 19, 2004
                       -------------------
                  Commission File Number 1-5324
                             ------


                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                        04-2147929
          -------------                        ----------

    (State or other jurisdiction of          (I.R.S. Employer
   incorporation or organization)          Identification No.)


174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
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            (Address of principal executive offices)
                           (Zip Code)


                         (413) 785-5871
                         --------------
      (Registrant's telephone number, including area code)


                         Not Applicable
                         --------------
  (Former name or former address, if changed since last report)

Item 5.  Other Events

     On May 19, 2004, Northeast Utilities ("NU) issued a news release relating to a decision by the court hearing its merger litigation with Consolidated Edison. The news release is filed with this Form 8-K as
Exhibit 99.1.

                          Exhibit Index

Exhibit 99.1   Northeast Utilities News Release dated May 19,
2004.




                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORTHEAST UTILITIES
                              (registrant)


                              By: /s/ David R. McHale
`                                 Name: David R. McHale
                                  Title:  Vice President and Treasurer


Date: May 19, 2004